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                                                            EXHIBIT 10.23
                               SECURITY AGREEMENT

     ECKLER INDUSTRIES, INC., a Florida corporation (the "Borrower"), of 5200 South Washington Avenue, Titusville, Florida 32780, for value received, hereby grants to BARNETT BANK, N.A., with an office at 707 Mendham Boulevard, P. O. Box 678267, Orlando, Florida 32867-8267(the "Secured Party"), a continuing security interest in the following property:

     ALL INVENTORY, CHATTEL PAPER, ACCOUNTS RECEIVABLE, EQUIPMENT AND GENERAL INTANGIBLES, WHETHER ANY OF THE FOREGOING IS OWNED NOW OR HEREAFTER ACQUIRED; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; AND ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNT PROCEEDS).


together with all products of the collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering the collateral, all property received wholly or partly in trade or exchange for the collateral, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of, the collateral or any interest therein, whether now owned or existing or hereafter acquired or arising (all of which is hereinafter called "Collateral"), to secure the payment of that certain indebtedness evidenced by a promissory note or notes executed by Borrower in the amount of ONE MILLION ($1,000,000.00) DOLLARS, of even date herewith, and any and all extensions or renewals thereof, and all obligations of every description whether now existing or hereafter arising or acquired by Secured Party by purchase, assignment or otherwise, and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, whether or not secured by additional collateral, and including without limitation obligations to perform or forbear from performing acts, all amounts represented by letters of credit now or hereafter issued by Secured Party for the benefit of or at the request of Borrower, and all expenses and attorneys' fees incurred by Secured Party in the preparation, execution, perfection, administration or enforcement of this Agreement, the security interest created hereby, or any other documents relating to any obligation (all hereinafter called the "Obligations").

     Notwithstanding the foregoing, Secured Party waives any rights to the Collateral or to any deposit account or any other property of Borrower with Secured Party as security for any indebtedness of an individual Borrower to Secured Party to which the Truth-in-Lending Act and Regulation Z promulgated thereunder apply.

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     To the extent not defined herein, unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings attributed to them by Article 9 of the Uniform Commercial Code in force in the State of Florida as of the date hereof, to the extent the same are used or defined therein.

     A. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Secured Party, and such representations and warranties shall be continuing representations and warranties so long as any Obligations shall remain outstanding, as follows:

          1. If a corporation, Borrower has been duly incorporated and organized and is existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foregoing corporation in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification; and Borrower has the power and authority to own the Collateral, to enter into and perform this Agreement and any other document or instrument delivered in connection herewith and to incur the Obligations.

          2. Borrower utilizes no trade names in the conduct of its business except as set forth herein, has not changed its name, been the surviving entity in a merger, acquired any business, or (if Accounts or Accounts Receivable are included as Collateral) changed the location of its chief place of business or chief executive office or the location of its records with respect to such Accounts or Accounts Receivable or the location of any returns of Inventory, or (if Inventory is included as Collateral) the location of any of the Inventory, or (if Equipment is included as Collateral) the location of the Equipment, except as set forth herein.

          3. The execution and performance of this Agreement and any other document or instrument delivered in connection herewith will not result in the creation or imposition of any lien or encumbrance upon any of the Collateral (immediately, with the passage of time, or with the giving of notice and the passage of time) except the lien created hereby.

          4. This Agreement and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby have been duly authorized and/or executed and delivered, as appropriate; and this


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     Agreement and such other documents and instruments constitute valid and legally binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

          5. Borrower is the owner of the Collateral free and clear of all security interests, encumbrances or liens, except liens which arise by operation of law with respect to obligations of Borrower which are not yet due and payable and except as may be specifically set forth herein, and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming an interest therein.

          6. Borrower has filed all federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges.

          7. No representation, warranty or statement by Borrower contained herein or in any certificate or other document furnished or to be furnished by Borrower pursuant hereto contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading.

     B. SPECIFIC REPRESENTATIONS, WARRANTIES AND COVENANTS WITH RESPECT TO COLLATERAL. With respect to the Collateral, Borrower hereby represents and warrants and covenants with Secured Party as follows:

          1.   If Inventory is a part of the Collateral:

               (a) All Inventory is in possession of Borrower at Borrower's address set forth above and all records of Borrower pertaining thereto are kept at Borrower's address except as set forth herein, and Borrower shall notify Secured Party in writing no later than thirty
          (30) days prior to any change of any location where the Inventory is or may be kept;

               (b) Borrower shall not sell, lease or otherwise transfer any interest in the Inventory except that Borrower may, until an Event of Default occurs, hold, process, sell, use or consume Inventory in the ordinary course of Borrower's business, excluding, however, any sale or transfer made in partial or total satisfaction of a debt;


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               (c)  Borrower shall keep current stock, cost and sales records of the Inventory, accurately itemizing and describing the types or quantities of Inventory, and the cost and selling price thereof and all books, records and documents relating to the Inventory are and will be genuine, complete and correct;

               (d) None of the Inventory is, or at any time or times hereafter will be, stored with a bailee, without the prior written consent of Secured Party;

               (e) Borrower shall, at Secured Party's request, deliver to Secured Party any and all evidence of ownership of, certificates of title to, or other documents evidencing any interest in, any and all of the Inventory; and

               (f) Borrower has not purchased any of the Inventory in a bulk transfer or in a transaction which was outside the ordinary course of business of the Seller.

          2.   If Equipment is a part of the Collateral:

               (a) The Equipment is in the possession of Borrower at Borrower's address set forth above or at the location(s) set forth herein and that said location(s) if not owned by Borrower, are leased by Borrower as set forth herein; if Equipment is or shall be affixed to any real estate, including any buildings owned or leased by Borrower or used by Borrower in the operation of its business, Borrower shall provide Secured Party with disclaimers and waivers necessary to make the security interest in the Equipment valid against Borrower and other persons holding an interest in such real estate;

               (b) Borrower shall keep and maintain all Equipment in good operating condition and repair, make all necessary repairs thereto and replacement of parts thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved; and Borrower shall keep complete and accurate books and records with respect to Equipment, including maintenance records;

               (c) Borrower shall deliver to Secured Party any and all evidence of ownership of, and certificates of title to, any and all of the Equipment;


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               (d)  Except as set forth herein, Borrower shall not, without the prior written consent of Secured Party, sell, lease or in any other manner dispose of any Equipment. Borrower may from time to time substitute Equipment provided that the value, marketability and operating integrity of the Collateral after such action is not impaired. Any such substituted Equipment shall become a part of the Collateral, and the Equipment for which substitution has been made shall become the property of Borrower free and clear of any claims of Secured Party.

               (e) Borrower shall notify Secured Party in writing no later than thirty (30) days prior to any change of any location where the Equipment is or may be kept.

          3.   If Accounts Receivable (Receivables) are part of the Collateral:

               (a) The address of the chief executive office and chief place of business of Borrower is set forth above and Borrower has no other places of business except as set forth herein. All records pertaining to the Receivables (including computer records) and all returns of Inventory are kept at Borrower's address; Borrower will notify Secured Party in writing, no later than thirty (30) days prior to any change in address of the chief executive office or chief place of business of Borrower or of any change of the location where records pertaining to Receivables or returns of Inventory are kept.

               (b) All books, records and documents relating to any of the Receivables (including computer records) are and will be genuine and in all respects what they purport to be; and the amount of each Receivable shown on the books and records of Borrower is and will be the correct amount actually owing or to be owing at maturity of such Receivables.

               (c) Until Secured Party directs otherwise, Borrower shall collect the Receivables, subject to the direction and control of Secured Party at all times. Any proceeds of Receivables collected by Borrower shall not be commingled with other funds of Borrower and shall, upon the request of Secured Party, be immediately delivered to Secured Party in the form received, except for necessary endorsements to permit


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          collection; Secured Party may in its sole discretion, allow Borrower to use such funds to such extent and for such periods, if any, as Secured Party elects;

               (d) Borrower shall notify Secured Party if any Receivables arise out of contracts with the United States or any department, agency or instrumentality thereof, and Borrower shall execute any instruments and take any steps to perfect the assignment of the rights of the Borrower to Secured Party as required under the Federal Assignment of Claims Act or any similar act or regulation;

               (e) Borrower shall provide Secured Party, at its request, from time to time with: confirmatory assignment schedules; copies of all invoices relating to Receivables; evidence of shipment or delivery of Inventory; and, such further information and/or schedules as Secured Party may reasonably require, all in a form satisfactory to Secured Party;

               (f) Borrower shall not sell any accounts or other rights to monies due, except for endorsing and depositing checks for collection; and

               (g) Borrower shall not cancel any claim or debt it owns except for adequate consideration and in the ordinary course of business.

          4. The security interests granted to Secured Party pursuant hereto and to any of the other loan documents are first priority security interest in and to the Collateral described herein and therein, assuming delivery of any property as to which possession is the only method of perfecting a security interest and the filing or recording of financing statements, chattel mortgages, trademark mortgages, patent mortgages and certificates of title with respect thereof. Borrower has delivered all agreements, letters of credit, promissory notes, certificates of deposit, chattel paper, or anything else the physical possession of which is necessary in order for Secured Party to perfect or preserve the priority of its security interest, and shall immediately so deliver all of such items hereafter arising or acquired by Borrower.

          5. If the Collateral declines substantially in value Borrower shall grant a security interest to Secured Party in additional collateral satisfactory to Secured Party with a


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     value at least equal to the decline in value of the existing collateral.

          6. If any collateral is stored in a warehouse which has issued a negotiable warehouse receipt therefor, Borrower shall immediately deliver such warehouse receipt to Secured Party.

     C. GENERAL COVENANTS. Borrower covenants and agrees that so long as any Obligations remain outstanding:

          1. Borrower shall not mortgage, pledge, grant or permit to exist a security interest in, or lien or encumbrance upon any of the Collateral except in favor of Secured Party.

          2. Borrower shall, upon the request of Secured Party, furnish Secured Party:

               (a) Promptly and in form satisfactory to Secured Party, any information as Secured Party may reasonably request from time to time.

          3. Borrower shall maintain casualty insurance coverage on the Collateral in such amounts and of such types as may be requested by Secured Party, and in any event, as are ordinarily carried by similar businesses; and, in the case of all policies insuring property in which Secured Party shall have a security interest of any kind whatsoever, all such insurance policies shall provide that the proceeds thereof shall be payable to Borrower and Secured Party, as their respective interests may appear. All said policies or certificates thereof, including all endorsements thereof and those required hereunder, shall be deposited with Secured Party; and such policies shall contain provisions that no such insurance may be canceled or decreased without ten (10) days prior written notice to Secured Party; and in the event of acquisition of additional insurable Collateral, Borrower shall cause such insurance coverage to be increased or amended in such manner and to such extent as prudent business judgment would dictate. If Borrower shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium relating to any such policies, Secured Party may, but shall not be obligated to, obtain and/or cause to be maintained insurance coverage with respect to the Collateral, including at Secured Party's option, the coverage provided by all or any of the policies of Borrower and pay all or any part of the premium therefor, without


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     waiving any Event of Default by Borrower, and any sums so disbursed by
     Secured Party shall be additional Obligations of Borrower to Secured Party payable on demand. Secured Party shall have the right to settle and compromise any and all claims under any of the policies required to be maintained by Borrower hereunder and Borrower hereby appoints Secured Party as its attorney-in-fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of Borrower or Secured Party or both any proof of loss, notice, draft or other instruments in connection with such policies or any loss thereunder and generally to do and perform any and all acts as Borrower, but for this appointment, might or could perform.

          4. Borrower shall permit Secured Party, through its authorized attorneys, accountants and representatives, to inspect and examine the Collateral and the books, accounts, records, ledgers and assets of every kind and description of Borrower with respect thereto at all reasonable times. Secured Party (by any of its officers, employees and/or agents) shall have the right to inspect, audit and make extracts from all of the Borrower's records, files and books of account, and to enter and inspect Borrower's premises. Borrower shall deliver any document or instrument necessary for Secured Party to obtain records from any service bureau maintaining records for Borrower and shall maintain duplicate records on media, including, without limitation, computer tapes and discs, owned entirely by Borrower. All reasonable out-of-pocket costs, fees and expenses incurred by Secured Party (other than salaries paid to Secured Party's employees), or for which Secured Party has become obligated, in connection with such inspection and/or verification shall be payable by Borrower to Secured Party.

          5. Borrower shall promptly notify Secured Party of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default under this Agreement, and promptly inform Secured Party of any events or change in the financial condition of Borrower occurring since the date of the last financial statement of Borrower delivered to Secured Party which individually or cumulatively when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Borrower.

          6. Borrower shall, if a corporation, maintain in good standing its corporate existence in its jurisdiction of


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     incorporation and its status as a foreign corporation qualified to do business in those jurisdictions where Borrower is required to be qualified; if Borrower is presently not incorporated, Borrower will not incorporate or transfer any of its assets to a corporation without the prior written consent of Secured Party.


          7. If Borrower shall now or hereafter maintain an employee benefit plan covered by Section 4021(a) of the Employee Retirement Income Security Act of 1974 (hereinafter referred to as "ERISA") relating to plan termination insurance, it shall promptly:

               (a) Notify Secured Party of filing of notice with the Pension Benefit Guaranty Corporation ("PBGC") pursuant to Section 4041 of ERISA that the plan is to be terminated; and

               (b) Notify Secured Party of the institution of proceedings by the PBGC under Section 4042 of ERISA.

          8. Borrower shall pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges upon or relating to its ownership or use of any of the Collateral and submit to Secured Party proof satisfactory to Secured Party that such payments and/or deposits have been made.

          9. Borrower shall, at any time and from time to time upon the request of Secured Party, execute and deliver to Secured Party, in form and substance satisfactory to Secured Party, such documents as Secured Party shall deem necessary or desirable to perfect or maintain perfected the security interest of Secured Party in the Collateral or which may be necessary to comply with the provisions of the law of the State of Florida or the law of any other jurisdiction in which Borrower may then be conducting business or in which any of the Collateral may be located.

          10. Borrower shall maintain and preserve all patents, copyrights, trademarks, service marks, trade names and the like, and shall diligently pursue all applications for any of the aforesaid.

          11. Borrower shall not occupy any premises other than those currently occupied, enter into any leases for premises other than those currently in existence, or enter into any warehouse storage agreements other than those in existence,


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     without in each case first obtaining and delivering to Secured Party a waiver of lien by such landlord or warehouseman in form and substance satisfactory to Borrower.

          12. Borrower is not a party to any contracts to supply items to the United States of America or any department, agency, subdivision or instrumentality thereof. Borrower shall not enter into any such contracts except upon prior written notice to Secured Party specifically stating whether such contract provides for progress or similar pre-delivery payments to Borrower, and Borrower shall take all action necessary to assign to Secured Party all rights to such progress payments.

     D.   EVENTS OF DEFAULT AND ACCELERATION.

          1. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

               (a) Default in the payment of any principal, interest or other charges in respect to any of the Obligations as and when due;

               (b) Default in the observance or performance of any covenant or agreement of any Borrower herein set forth or set forth in any agreement, note or instrument heretofore, now or hereafter executed by any Borrower in favor of Secured Party;

               (c) Any representation, warranty, certificate, schedule or other information made or furnished by Borrower to Secured Party herein or pursuant hereto which is or shall be untrue or materially misleading;

               (d) Loss, theft, damage or destruction of any material portion of the Collateral for which there is either no insurance coverage or for which in the opinion of Secured Party there is insufficient insurance coverage; or the making of any levy, seizure or attachment upon the Collateral;

               (e) Insolvency of any Borrower; or the appointment of a creditor's committee for the business of any Borrower; or any assignment by any Borrower for the benefit of creditors; or the filing by any Borrower of a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors; or an application by any Borrower for or permitting the appointment of a receiver or trustee for any or all of


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          the property or assets of Borrower or if any such receiver or trustee shall have been appointed for any or all property or assets of any Borrower; or the commencement of any of the above actions or proceedings whatsoever by or against any Borrower or any guarantor or any other party liable for any of the Obligations;

               (f) The filing or commencement of any proceeding by or against any Borrower or any guarantor of any of the Obligations for dissolution or liquidation; or any Borrower or any guarantor dies (if an individual) or voluntarily or involuntarily terminates or dissolves or is terminated or dissolved;

               (g) The occurrence or existence of any situation which leads Secured Party to reasonably believe that Borrower may not, or may be unable to, pay in the normal course any of the Obligations; or

               (h) The occurrence of any event which might, in Secured Party's opinion, have a material adverse effect on the Collateral or on Borrower's financial or business conditions, operations or prospects.

          2. If any Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Secured Party may declare all Obligations to be due and payable, without notice, protest, presentment or demand, all of which are hereby expressly waived by Borrower.

     E. RIGHTS AND REMEDIES. Secured Party shall have, by way of example and not of limitation, the rights and remedies set forth herein and provided by the Uniform Commercial Code in effect in the State of Florida at all times after the occurrence of an Event of Default:

          1. Secured Party and any officer or agent of Secured Party is hereby constituted and appointed as true and lawful attorney-in-fact of Borrower with power:

               (a) If Receivables are part of the Collateral, to notify or require Borrower to notify any and all account debtors or parties against which Borrower has a claim that the Receivables have been assigned to Secured Party and/or that Secured Party has a security interest therein and that all payments should be made to Secured Party;


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               (b)  To endorse the name of Borrower upon any instrument of payment (including payments made under any policy of insurance) that may come into possession of Security Party in full or part payment of any amount owing to Secured Party;

               (c) To sign and endorse the name of Borrower upon any invoice, freight or express bill, bill of lading, storage or warehouse receipt, drafts against account debtors or other obligors and if Receivables are a part of Collateral, to sign and endorse the name of Borrower on any assignments, verifications and notices in connection with Receivables, and any instrument or document relating thereto or to rights of Borrower therein;

               (d) To notify the post office authorities to change the address for delivery of mail for Borrower to an address designated by Secured Party and to receive, open and dispose of all mail addressed to Borrower;

               (e) If Receivables are a part of the Collateral, to send requests for verification to account debtors or other obligors; and

               (f) To sell, assign, sue for, collect or compromise payment of all or any part of the Collateral in the name of Borrower or its own name, or make any other disposition of Collateral, or any part thereof, which disposition may be for cash, credit or any combination thereof and Secured Party may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such price against the Obligations;

     granting to Secured Party, as the attorney-in-fact of Borrower, full power of substitution and full power to do any or all things necessary to be done in and about the premises as fully and effectually as Borrower might or could do but for this appointment, and hereby ratifying all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Neither Secured Party nor its agents shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact. This power of attorney is coupled with an interest and shall be irrevocable so long as any Obligations shall remain outstanding.


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          2.   Secured Party shall have the right to enter and/or remain upon the premises of Borrower without any obligation to pay rent to Borrower or others, or any other place or places where any of the Collateral is located and kept and:

               (a) Remove Collateral therefrom to the premises of Secured Party or any agent of Secured Party, for such time as Secured Party may desire, in order to maintain, collect, sell and/or liquidate the Collateral; or

               (b) Use such premises, together with materials, supplies, books and records of Borrower, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling, liquidating or collecting. Secured Party may require Borrower to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

          3. Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, no remedy of law will provide adequate relief to Secured Party, and Borrower agrees that Secured Party shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          4. Secured Party shall have the right to set-off, without notice to Borrower, any and all deposits or other sums at any time or times credited by or due from Secured Party to Borrower, whether in a special account or other account or represented by a certificate of deposit (whether or not matured) which deposits and other sums shall at all times constitute additional security for the Obligations and may be set-off against all or any part of the Obligations at any time if Borrower is primary obligor with respect to such Obligations, or, at or after the maturity of Obligations if Borrower is secondary obligor.

          5. Secured Party shall have, in addition to any other rights and remedies contained in this Agreement, and any other agreements, guarantees, notes, instruments and documents heretofore, now or at any time or times hereafter executed by Borrower and delivered to Secured Party, all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of Florida, as of the date hereof, all of which rights and remedies shall be


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     cumulative, and nonexclusive, to the extent permitted by law.

          6. Any notice required to be given by Secured Party of a sale or other disposition or other intended action by Secured Party with respect to any of the Collateral, or otherwise, made in accordance with the terms of this Agreement at least five (5) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action. In the event that any of the Collateral is used in conjunction with any real estate, the sale of the Collateral in conjunction with and as one parcel with any such real estate of Borrower shall be deemed to be a commercially reasonable manner of sale. The net proceeds realized by Secured Party upon any such sale or other disposition, after deduction of the expenses of retaking, holding, preparing for sale, selling or the like and reasonable attorneys' fees and any other expenses incurred by Secured Party, shall be applied toward satisfaction of the Obligations hereunder. Secured Party shall account to Borrower for any surplus realized upon such sale or other disposition and Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the security interest of Secured Party in the Collateral until the Obligations hereunder or any judgment therefor are fully paid. Secured Party may, if Secured Party deems it reasonable, postpone or adjourn any sale of the Collateral, or any part thereof, from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrower agrees that Secured Party has no obligation to preserve rights against prior parties to the Collateral.

     F.   GENERAL PROVISIONS.

          1. The failure of Secured Party at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained in this Agreement or in any other agreement, guaranty, note, instrument or document now or at any time or times hereafter executed by Borrower and delivered to Secured Party shall not waive, affect or diminish any right of Secured Party at any time or times thereafter to demand strict performance thereof. No rights of Secured Party hereunder shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Secured Party and directed to Borrower specifying such waiver. No waiver by Secured Party of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.


          2. Any written demand or notice required or permitted to be given hereunder shall be deemed effective when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Secured Party's address or to Borrower's address, as applicable; or to such other address as may be provided by the party to be notified, on ten (10) days' prior written notice to the other party.

          3. This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated herein and such understanding shall not be modified except in writing signed by or on behalf of the parties hereto.

          4. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portion of this Agreement; furthermore, the entirety of this Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

          5. In the event Secured Party seeks to take possession of any or all of the Collateral by court process, Borrower hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto.

          6. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Secured Party and Borrower, provided, however, Borrower may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Secured Party.

          7. This Agreement is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Florida and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said state; in the event that the Secured Party brings any action hereunder in any court of record of Florida or the federal government, Borrower consents to and confers personal jurisdiction over Borrower by such court and agrees that service of process may be made upon Borrower by mailing a copy of the summons to Borrower at Borrower's address; and in any action hereunder Borrower waives the right to demand a trial by jury.

          8. This Agreement is the result of the joint efforts and negotiations of the parties hereto, with each party being represented, or having the opportunity to be represented, by legal counsel of its own choice, and no singular party is the author or drafter of the provisions hereof. Each of the parties assumes joint responsibility for the form and composition of each and all of the contents of this Agreement and each party agrees that this Agreement shall be interpreted as though each of the parties participated equally in the composition of this Agreement and each and every provision and part hereof. The parties agree that the rule of judicial interpretation to the effect that any ambiguity or uncertainty contained in an agreement is to be construed against the party who drafted the agreement shall not be applied in the event of any disagreement or dispute arising out of this Agreement.

          9. If, prior hereto and/or at any time or times hereafter, Secured Party shall employ counsel in connection with the execution and consummation of the transactions contemplated by this Agreement or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement, the Collateral or any other agreement, guaranty, note, instrument or document heretofore, now, or at any time or times hereafter executed by Borrower and delivered to Secured Party, or to protect, collect, lease, sell, take possession of or liquidate any of the Collateral, or to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of Secured Party hereunder, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations, then in any of such event, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall be part of the Obligations, payable on demand and secured by the Collateral.

          10. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

          11. Each reference herein to Secured Party shall be deemed to include its successors and assigns, and each reference to Borrower and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Borrower, all of whom shall be bound by the provisions hereof. The term "Borrower" as used herein shall, if this Agreement is signed by more than one Borrower, mean, unless this Agreement otherwise provides or unless the context otherwise requires, the "Borrower and each of them" and each and every representation, promise, agreement and undertaking shall be joint and several, except that the granting of the security interest, right of set-off and lien shall be by each Borrower in its several respective property. In the event that there is more than one Borrower, any loan which is secured by this Agreement shall be deemed to be made at the request of and for the benefit of each Borrower.

          12. The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

     G. ASSIGNMENT BY SECURED PARTY. Secured Party, from time to time, without notice to the Borrower, may sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations and/or the Collateral shall have the right to enforce this Agreement, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such rights. Secured Party shall have an unimpaired right to enforce this Agreement for its benefit to that portion of the Obligations of Borrower as Secured Party has not sold, assigned, transferred or otherwise disposed of.

     IN WITNESS WHEREOF, this agreement has been duly executed as of the 30th day of September, 1996.

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:

                              BORROWER:

                              ECKLER INDUSTRIES, INC., a Florida corporation


/s/ Donald A. Nohrr
-------------------------
Witness Signature             By:  /s/ Ralph H. Eckler
                                   --------------------------
                                   RALPH H. ECKLER, President

DONALD A. NOHRR
-------------------------
Print Witness Name            Address: 5200 So. Washington Avenue
                                   Titusville, FL 32780

/s/ Barry H. Chait
-------------------------
Witness Signature


Barry H. Chait
-------------------------
Print Witness Name









STATE OF FLORIDA    )
                    ) ss:
COUNTY OF BREVARD   )

     THE FOREGOING INSTRUMENT was acknowledged before me this 30th day of September, 1996, by RALPH H. ECKLER, as President of ECKLER INDUSTRIES, INC., a Florida corporation, who is personally known to me, or who produced
Fl. Drivers License as identification, and who did take an oath.


                               /s/ Kim Marie Dexter
                              --------------------------------------------
                              Notary Public Signature

                              --------------------------------------------
                              Print Notary Public Name
My commission expires:


                                                      [Notary Stamp]


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